Quarterly Holdings Report
for

Fidelity® SAI International SMA Completion Fund

January 31, 2020

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

ISM-QTLY-0320
1.9893102.100

Schedule of Investments January 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
Australia - 2.5%
Magellan Financial Group Ltd.	43,721	$1,925,442
Bermuda - 1.8%
Hiscox Ltd.	80,411	1,394,179
Canada - 6.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	110,558	3,695,013
Constellation Software, Inc.	1,310	1,376,965

TOTAL CANADA		5,071,978

Denmark - 3.0%
ORSTED A/S (a)	20,995	2,293,344
France - 7.6%
Amundi SA (a)	22,261	1,808,437
Capgemini SA	6,348	790,972
SR Teleperformance SA	12,991	3,267,659

TOTAL FRANCE		5,867,068

Germany - 10.9%
Allianz SE	12,471	2,985,413
Hannover Reuck SE	17,608	3,427,191
Vonovia SE	34,113	1,949,914

TOTAL GERMANY		8,362,518

India - 9.0%
HDFC Bank Ltd. sponsored ADR	80,188	4,593,170
Infosys Ltd. sponsored ADR	214,236	2,348,027

TOTAL INDIA		6,941,197

Indonesia - 3.5%
PT Bank Central Asia Tbk	632,789	1,495,294
PT Bank Rakyat Indonesia Tbk	3,683,820	1,197,628

TOTAL INDONESIA		2,692,922

Ireland - 6.6%
Kerry Group PLC Class A	18,314	2,341,875
Kingspan Group PLC (Ireland)	44,290	2,733,518

TOTAL IRELAND		5,075,393

Italy - 1.1%
Recordati SpA	20,391	873,603
Japan - 30.4%
Itochu Corp.	94,563	2,209,084
Keyence Corp.	10,726	3,605,620
Minebea Mitsumi, Inc.	195,428	3,796,386
Misumi Group, Inc.	40,589	1,007,148
Nabtesco Corp.	29,771	853,080
Nitori Holdings Co. Ltd.	15,266	2,372,353
Recruit Holdings Co. Ltd.	93,997	3,663,655
Tsuruha Holdings, Inc.	34,143	4,179,165
Welcia Holdings Co. Ltd.	29,827	1,637,910

TOTAL JAPAN		23,324,401

Luxembourg - 2.2%
B&M European Value Retail SA	346,932	1,666,196
Norway - 3.4%
Schibsted ASA (A Shares)	86,730	2,625,110
South Africa - 3.2%
Capitec Bank Holdings Ltd.	27,242	2,443,403
Sweden - 2.3%
Indutrade AB	47,876	1,728,666
Switzerland - 0.8%
Sika AG	3,289	592,443
United Kingdom - 1.0%
Ascential PLC (a)	161,229	777,521
TOTAL COMMON STOCKS
(Cost $68,803,690)		73,655,384

Money Market Funds - 4.2%
Fidelity Cash Central Fund 1.58% (b)
(Cost $3,271,699)	3,271,044	3,271,699
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $72,075,389)		76,927,083
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(97,762)
NET ASSETS - 100%		$76,829,321

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,879,302 or 6.4% of net assets.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,987
Total	$7,987

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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